UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           April 15, 2005
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                           Dyadic International, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-102629                 45-0486747
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


           140 Intracoastal Pointe Drive, Suite 404
                       Jupiter, Florida                                33477
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           (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:         (561) 743-8333
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

         On April 15, 2005, Dyadic International, Inc. (the "Company") issued a press release regarding the Company's financial results for the year ended December 31, 2004. The press release was issued following the filing by the Company of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 with the Securities and Exchange Commission. The Company's press release is attached as Exhibit 99.1.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated April 15, 2005.

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

         Exhibit
         Number                Description of Exhibit

         99.1                  Press Release dated April 15, 2005


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DYADIC INTERNATIONAL, INC.


Date:  April 15, 2005              By:    /s/ Mark A. Emalfarb
                                          -------------------------------------
                                   Name:  Mark A. Emalfarb
                                   Title: President and Chief Executive Officer


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

                                Index to Exhibits

         Exhibit
         Number                Description of Exhibit
         ------                ----------------------

         99.1                  Press Release dated April 15, 2005

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